SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Delaware Investments National Municipal Income Fund
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DELAWARE INVESTMENTS® NATIONAL MUNICIPAL INCOME FUND

100 Independence
610 Market Street
Philadelphia, PA 19106
(866) 437-0252

IMPORTANT SHAREHOLDER INFORMATION

We are pleased to enclose the Notice of Special Meeting and Proxy Statement for the Special Meeting of Shareholders (with any adjournments or postponements thereof, the “Special Meeting”) of the Delaware Investments National Municipal Income Fund (the “Fund”), a Massachusetts business trust, to be held online via live webcast on March 8, 2023, at 4:00pm ET.
The Fund’s Board of Trustees (the “Board” and Board members are referred to as “Trustees”), including the Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended, are asking you to approve significant, and we believe, positive changes to the Fund. The Fund’s investment objective and principal investment policies will not change as a result of the proposed change in investment manager to abrdn Inc., an experienced manager of US registered closed-end funds and municipal bond funds. If approved by the shareholders, these changes would result in a new investment adviser providing advisory (and administrative) services to the Fund.
You are being asked to approve a new investment management agreement between the Fund and abrdn Inc. (the “New Management Agreement”). A copy of the New Management Agreement is attached as Exhibit A to the enclosed Proxy Statement. In addition, you are being asked to elect four new Trustees to serve as the Trustees of the Fund. The new Trustees would take office only if the New Management Agreement is approved by shareholders of the Fund. If the New Management Agreement is approved at the Special Meeting and the new Trustees are elected by shareholders, and certain other conditions are fulfilled, abrdn Inc. will serve as investment adviser to the Fund and the new Trustees will replace the current Board. If the New Management Agreement is not approved by shareholders, or if the new Trustees are not elected by shareholders, Delaware Management Company, a series of Macquarie Investment Management Business Trust, will continue to serve as investment adviser to the Fund and the current Board will continue to serve the Fund. The enclosed Notice of Special Meeting outlines all of the items for you to consider and vote upon. The enclosed proxy statement gives details about each proposal and should be carefully read and considered before you vote.
The Board believes each proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” each proposal.

As a shareholder of record as of the close of business on December 22, 2022, the record date, you are entitled to notice of, and to vote at, the Special Meeting; therefore, we are asking that you please take the time to cast your vote prior to the March 8, 2023 Special Meeting. If you do not vote, you may receive a phone call from the Fund’s proxy solicitor, AST Fund Solutions, LLC.

As always, we appreciate your support.

Sincerely,

Shawn K. Lytle
President and Chief Executive Officer, Delaware Investments National Municipal Income Fund
i

QUESTIONS AND ANSWERS
REGARDING THE PROXY STATEMENT AND
SPECIAL MEETING OF SHAREHOLDERS
While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals (“Proposals”) to be considered at the Special Meeting of Shareholders (with any adjournments or postponements thereof, the “Special Meeting”) of the Delaware Investments National Municipal Income Fund, a Massachusetts business trust (the “Fund”). Your vote is important.
Q. Why are you sending me this information?
A. You are receiving this Proxy Statement because you own shares of the Fund and have the right to vote on the very important Proposals concerning your investment.
Q. What am I being asked to vote “FOR” in this Proxy Statement?
A. At the Special Meeting you will be asked:
1.  To approve a new investment management agreement (the “New Management Agreement”) between the Fund and abrdn Inc. (“Proposal 1”); and
2.  To elect four (4) Trustees for the Fund, Stephen Bird, Nancy Yao Maasbach, C. William Maher, and Todd Reit, with Nancy Yao Maasbach and C. William Maher being voted upon exclusively by the holders of preferred shares of the Fund, each to take office only if Proposal 1 is approved by shareholders of the Fund and only after the resignation of the current Trustees (“Proposal 2”).
The new Trustees would take office only if the New Management Agreement is approved by shareholders of the Fund.
abrdn Inc. serving as the new investment adviser to the Fund and Stephen Bird, Nancy Yao Maasbach, C. William Maher, and Todd Reit serving as trustees of the new Board of Trustees of the Fund (the “New Board”) and the resignation of the current Trustees (the combined appointment of the new investment adviser and New Board is referred to as the “Transaction”) are contingent upon each of Proposal 1 and Proposal 2 being approved by shareholders of the Fund. If either of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed, in which case Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), will continue to serve as the Fund’s investment adviser, and the current Board will continue to serve.
Q. How does the Board of Trustees recommend that I vote?
A. The Board of Trustees (the “Board” and Board members are referred to as “Trustees”) recommends that shareholders vote FOR each Proposal, including FOR all Trustee nominees described in Proposal 2. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.
Q. What changes are being proposed to the Fund’s investment adviser and why is the Board recommending abrdn Inc.?
A. DMC currently serves as the investment adviser to the Fund. DMC’s affiliate previously entered into an asset purchase agreement with abrdn for the other closed-end funds managed by DMC to be reorganized into corresponding existing abrdn closed-end funds. The members of the Board also serve as board members of three other closed-end funds for which DMC serves as investment adviser and those Board members considered that, upon DMC’s recommendation, they had previously approved the reorganization of those three other closed-end funds into corresponding closed-end funds for which abrdn Inc., or an affiliate, serves as investment adviser. DMC recommended that the Board consider and approve the New Management Agreement with abrdn Inc. with respect to the Fund upon the determination that it would be in the best interest of the Fund’s shareholders.
On December 22, 2022, the Trustees that were present at the meeting, including all of the Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) that were present at the meeting, unanimously approved a New Management Agreement between the Fund and abrdn Inc. abrdn Inc., its parent company, abrdn plc, and its affiliates are collectively referred to as

“abrdn.” abrdn Inc. is an indirect wholly-owned subsidiary of abrdn plc. DMC and abrdn Inc. are not affiliates of each other.
The Proxy Statement provides additional information about abrdn and the New Management Agreement. If the Proposals are approved at the Special Meeting, it is expected that the New Management Agreement will become effective and abrdn Inc. will assume its responsibilities thereunder in the second quarter of 2023.
On December 22, 2022, DMC and abrdn Inc. entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to DMC’s business of providing investment management services to the Fund (the “Business”) if abrdn Inc. becomes the investment adviser of the Fund pursuant to the New Management Agreement upon receipt of the necessary approvals of the New Management Agreement, election of the New Board, and satisfaction or waiver of certain other conditions. More specifically, under the Asset Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC and its affiliates in and to the accounts, books, files, working papers and other records or documents to the extent solely used or held for use in the Business; (ii) the right to include in abrdn Inc.’s and in the Fund’s performance information the investment performance of the Fund since the inception of the Fund; and (iii) all goodwill of the Business as a going concern. Such facilitation, transfer, and provision hereinafter are referred to collectively as the “Asset Transfer.”
The Fund is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer is subject to shareholder approval of the Proposals described in the enclosed Proxy Statement. Therefore, if shareholders do not approve the New Management Agreement and elect the New Board at the Special Meeting, or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate.  The election of the four new Trustees is therefore contingent on the adoption of the New Management Agreement.
abrdn plc and its subsidiaries, including abrdn Inc., constitute one of the world’s largest asset management firms. abrdn Inc. has extensive experience in managing municipal securities with substantial assets under management in markets directly relevant to the Fund. As of June 30, 2022, abrdn Inc. and its affiliates had approximately $114.3 billion in fixed income assets under management. Moreover, closed-end funds are an important element of the abrdn client base in the U.S. and globally. abrdn Inc. and its affiliates managed 13 U.S. closed-end funds and 25 non-U.S. closed-end funds, totaling $22 billion in assets as of October 26, 2022. If the New Management Agreement is approved, the Fund would complement, rather than compete with, abrdn’s U.S. closed-end fund family. abrdn Inc. has substantial experience in assimilating closed-end funds into its family of funds. The Fund would be managed by an experienced municipal securities team. abrdn Inc. is also committed to its asset management business and, in particular, its larger closed-end fund platform, has knowledge of the closed-end fund marketplace, and dedicated closed-end fund Investor Services professionals. The Board also considered information it had previously received and gained about abrdn at meetings held earlier in the year, including from management, legal and compliance representatives of abrdn, that it had received in connection with the approval of reorganization of three closed-end funds for which DMC serves as investment adviser into corresponding closed-end funds for which abrdn serves as investment adviser.  For further details on the Board’s decision to recommend abrdn Inc., please see “Board Consideration of the New Management Agreement” in the Proxy Statement.
The Board believes that approval of the New Management Agreement would be in the best interests of the Fund.
Q. Will the approval of the New Management Agreement result in different terms that affect my shares?
A. The New Management Agreement will not affect your shares. You will still own the same shares in the Fund, and your shares will have the same rights and preferences. The New Management Agreement has terms that are materially identical to the terms of the current investment management agreement between DMC and the Fund (the “DMC Management Agreement”), and will have the same fee rates and single fee rate structure as are currently in effect, which will result in identical fee rates. If shareholder approval of the Proposals is obtained, abrdn Inc. will assume responsibility for management of the Fund’s investment portfolio in the second quarter of 2023. For further details, please see “How will the Transaction affect the value of my investment?” below.
Q. Will the proposed new investment adviser change the Fund’s investment objective and policies?
A. No. The Fund’s investment objective to seek to provide current income exempt from regular federal income tax, consistent with the preservation of capital, will not change as a result of the New Management Agreement. Similarly, the Fund’s fundamental and non-fundamental investment policies will not change as a result of the New Management Agreement.
If shareholders approve the Proposals and abrdn Inc. assumes management responsibilities as the Fund’s investment adviser, the Fund will be managed in accordance with abrdn Inc.’s investment philosophy and processes. abrdn Inc. uses a team-based approach characterized by collaboration between their portfolio managers and other professionals. The proposed investment team employs a top-down, bottom-up investment process, which relies on proprietary in-depth research as the basis for individual security selection. abrdn Inc. performs an analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. Additionally, the proposed investment team has access to abrdn Inc.’s broader North American team of industry specialists to provide added insight into such aspects as competitive landscape, industry dynamics, and regulatory environment, among others. The proposed investment team further considers municipal bond structure, covenant analysis, and the legislative and political environment as it applies to each individual security. The team then factors these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the proposed investment team is to add value through the selection of securities that it believes are trading at a price below what abrdn Inc. considers the securities to be worth. abrdn Inc. may sell a security if it no longer meets its investment criteria or offers an attractive relative value.
Q. How will the Transaction affect the value of my investment?
A. At the closing of the Transaction, the Fund’s assets will be valued pursuant to the valuation procedures for funds advised by abrdn Inc. as approved by the New Board.  The valuation procedures for funds advised by abrdn Inc., on the one hand, and the Fund’s current valuation procedures, on the other hand, differ in one significant respect.

Currently, for purposes of determining the Fund’s net asset value (“NAV”), corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, after the Transaction, the Fund will value such securities at the bid price provided by third-party pricing vendors. If the Proposals are approved by shareholders, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Transaction. For example, if the valuation procedures for funds advised by abrdn Inc. were used to value the Fund’s corporate, municipal and convertible fixed income holdings as of September 30, 2022, the NAV per Fund share is estimated to be reduced by approximately 0.19%.

Q. Why am I being asked to vote for new Trustees in Proposal 2?
A. Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.
If shareholders approve the New Management Agreement, the Fund will undergo changes in its day-to-day operations, investment management, administration and other matters, insofar as these functions will be performed by different organizations and personnel. Each of the Trustees nominated in Proposal 2 serve on boards of funds for which abrdn Inc. or its affiliates provide advisory services, and as such, these nominees have developed a certain level of familiarity with the investment philosophy, capabilities, personnel and ethics of abrdn Inc. and its affiliates. The current Board believes that having trustees who are familiar with abrdn’s philosophy and investment approach is important and will result in a more efficient transition.
The current Board has determined that if the New Management Agreement is approved by shareholders and entered into by the Fund, it would be in the best interests of the Fund and its shareholders if new Trustees were elected to serve. This new slate of Trustees is described in Proposal 2.
If the New Management Agreement is approved by shareholders, and the new slate of Trustees is elected by the shareholders, the current Board would resign from their positions immediately prior to the completion of the Transaction, and the nominees described in Proposal 2 would, if elected, serve as Trustees of the Fund. In addition, subject to the same conditions, the current officers of the Fund are expected to resign immediately prior to the completion of the Transaction. As a result, the number of Trustees on the Board would be reduced from 12 to 4. The entry into office of the new Trustees would be effective as of the closing of the Transaction. The entry into office of the new officers of the Fund would also be effective upon their election by the New Board.
If Proposal 1 is not approved by shareholders, none of the nominees in Proposal 2 will serve as Trustees to the Fund, even if elected by shareholders. In such an event, the current Board would continue to serve.
The Transaction described in this Proxy Statement is contingent upon each of Proposals 1 and 2 being approved by shareholders of the Fund. If either of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed.
Q. Will the Proposals result in a change in the Fund’s service providers?
A. abrdn Inc. will replace DMC as the Fund’s investment adviser. abrdn Inc. will replace Delaware Investments Fund Services Company as administrator of the Fund. State Street Bank and Trust Company (“State Street”) will become the sub-administrator of the Fund, replacing Bank of New York Mellon (“BNY Mellon”) as a provider of additional accounting and financial administrative services to the Fund. KPMG LLP will replace PricewaterhouseCoopers LLP as auditor of the Fund. State Street will also replace BNY Mellon as the Fund’s custodian following the approval of the Proposals. Computershare Inc., or an affiliate, will continue to serve as the Fund’s transfer agent following the approval of the Proposals.
Q. Will the Fund’s name change?
A. Yes. It is anticipated that, following the Transaction, the Fund’s name will be changed to abrdn National Municipal Income Fund.
Q. Will the fee rates payable under the New Management Agreement increase? Will total fund expenses increase?
A. No. If the Transaction is approved, the New Management Agreement will provide for the same advisory fee as is currently in effect. Under the New Management Agreement, abrdn Inc. would be paid a fee at an annual rate of 0.40% of the average daily “Managed Assets” of the Fund during the month. “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). This definition of “Managed Assets” is consistent with how the advisory fee is calculated under the current investment management agreement.
Total fund expenses are estimated to decrease as a result of an expense limitation agreement which shall be in effect for at least two years from the date that abrdn Inc. begins managing the Fund (the “Closing”). Without the expense limitation agreement, it is estimated that fund expenses would remain the same under the proposed new services providers. abrdn Inc. has contractually agreed to limit the aggregate expenses attributable to the Fund’s common shares incurred by the Fund in any fiscal year, including but not limited to investment advisory fees (but excluding leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses) (“Fund Operating Expenses”), from exceeding the operating expense limitation. The operating expense limitation shall be an amount that is a percentage of the fiscal year to date average daily net assets of the Fund. The percentage will be determined immediately prior to the Closing and will be equal to the annualized fiscal year to date expense ratio of the Fund as of the end of the month immediately preceding the Closing minus two basis points (0.02%). The operating expense limitation shall be effective for two years from the Closing. The Fund may repay any such reimbursement from abrdn Inc. within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable operating expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable operating expense limitation in effect at the time the expenses are being recouped by abrdn Inc.
The Fund does not currently have an expense limitation agreement in place.
Q. Will the Fund pay for this proxy solicitation?
A. No. DMC and abrdn Inc. will bear all fees and expenses incurred by the Fund in connection with the Proposals (including, but not limited to, proxy and proxy solicitation costs, printing costs, expenses of holding additional Board
v

and shareholder meetings and related legal fees) regardless of whether the Transaction is consummated. Because the Fund is not a party to the Asset Purchase Agreement, it will bear no costs in connection with the Asset Transfer.
Q. How do I vote my shares?
A. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are the shareholder of record, you may authorize a proxy to vote your shares by mail, phone, or internet or you may vote at the Special Meeting. To authorize a proxy to vote your shares by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize a proxy to vote your shares by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To authorize a proxy to vote your shares by phone or internet, you will need the “control number” that appears on the proxy card.
Q. Whom should I call for additional information about the Proxy Statement?
A. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s proxy solicitor, AST Fund Solutions, LLC, at (877) 297-1744.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 8, 2023

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 8, 2023: this proxy statement is available at
delawarefunds.com/cef-proxy.

To the Shareholders of Delaware Investments® National Municipal Income Fund:

This is your official notice that a Special Meeting of Shareholders (with any adjournments or postponements thereof, “Special Meeting”) of Delaware Investments National Municipal Income Fund (the “Fund”) will be held online via live webcast, on Wednesday, March 8, 2023 at 4:00pm ET. The purpose of the Special Meeting is:

1.	To approve a new investment management agreement between the Fund and abrdn Inc.; and

2.
To elect four (4) Trustees for the Fund, Stephen Bird, Nancy Yao Maasbach, C. William Maher, and Todd Reit, with Nancy Yao Maasbach and C. William Maher being voted upon exclusively by the holders of preferred shares of the Fund, each to take office only if Proposal 1 is approved by shareholders of the Fund and only after the resignation of the current Trustees.

Please vote and send in your proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

Shawn K. Lytle
President and Chief Executive Officer
January 4, 2023

100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1-866-437-0252

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MARCH 8, 2023

Special Meeting Information. The Board of Trustees (the “Board”, and Board members are referred to as “Trustees”) of Delaware Investments® National Municipal Income Fund (the “Fund”) is soliciting your proxy to be voted at the Special Meeting of Shareholders to be held on Wednesday, March 8, 2023, at 4:00pm ET, online via live webcast, and/or at any adjournments or postponements thereof (the “Special Meeting”). If you plan to attend the Special Meeting virtually via live webcast, please follow the registration instructions as outlined in this Proxy Statement. Participating in the Special Meeting are holders of common shares of beneficial interest (the “Common Shares”) and holders of preferred shares of beneficial interest of the Fund (the “Preferred Shares”).

General Voting Information. You may provide proxy instructions by returning the enclosed proxy card(s) (“Proxy Card”) by mailing in the enclosed envelope. At the Special Meeting, the persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR” the new investment management agreement and “FOR ALL” of the new Trustee nominees. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Special Meeting. They may also vote in their discretion to adjourn the Special Meeting. If you sign and return a Proxy Card, you may still attend the Special Meeting online to vote your shares. If your shares are held of record by a broker and you wish to vote at the Special Meeting online, you should obtain a legal proxy from your broker and submit proof of your legal proxy reflecting your Fund holdings along with your name and email address to AST Fund Solutions, LLC (“AST”), as described further below. You may revoke your proxy at any time before the Special Meeting (i) by notifying Macquarie Asset Management Public Investments (MAM PI) in writing at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354; (ii) by submitting a later signed Proxy Card; or (iii) by participating in the Special Meeting online and casting your vote. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have rights of appraisal with respect to any matter to be acted upon.

Each shareholder may cast one vote with respect to each of the Proposals (as defined below) for each full share, and a partial vote for each partial share, of the Fund that they owned of record on December 22, 2022 (the “Record Date”). Exhibit B shows the number of shares of the Fund that were outstanding on the Record Date, and Exhibit C lists the shareholders who owned 5% or more of the outstanding shares of any class of the Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be first mailed to shareholders on or about January 11, 2023.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Fund or its investment manager or affiliates, through telephone, facsimile, or other communications.

The Board has considered an arrangement pursuant to which: (i) abrdn Inc., subject to various other conditions, will serve as the new investment adviser to the Fund, and (ii) Stephen Bird, Nancy Yao Maasbach, C. William Maher, and Todd Reit will serve as Trustees on the Board of the Fund (the “New Board”) and the current Trustees will resign (the combined appointment of the new investment adviser and New Board is referred to as the “Transaction”). The Transaction will only be completed if shareholders of the Fund: (i) approve the new investment management agreement (the “New Management Agreement”) between the Fund and abrdn Inc. (“Proposal 1”); and (ii) approve the New Board (“Proposal 2”). If the necessary approvals are obtained, and certain other conditions are fulfilled, it is anticipated that the Transaction will be completed in the second quarter of 2023, following the Special Meeting. The date that abrdn Inc. begins managing the Fund will be the “Closing”. If approved, the New Management Agreement will be effective on or about the Closing. The Transaction is contingent upon each of Proposal 1 and Proposal 2 (together, the “Proposals”) being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed, in which case Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), will continue to serve as the Fund’s investment adviser, and the current Board will continue to serve.

In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding a Proposal, management may propose an adjournment or adjournments of the Special Meeting. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the virtual Special Meeting or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

If, as of December 22, 2022, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Special Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Special Meeting. You will be able to vote by entering the control number found on the enclosed Proxy Card. All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 4:00pm ET on March 7, 2023.

If, as of December 22, 2022, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Special Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Special Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Special Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Special Meeting. All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 4:00pm ET on March 7, 2023.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Special Meeting or for technical assistance in accessing the Special Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Special Meeting, we urge you to vote and submit your vote in advance of the Special Meeting.

Abstentions and Broker Non-Votes. Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of Trustees, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. Proposal 1 is considered non-routine and Proposal 2 is considered routine. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” Under relevant state law and the Fund’s By-laws, as amended and restated, to the extent received, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for the Fund at the Special Meeting and will be treated as votes present at the Special Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal 1 and will have no effect on Proposal 2.

Copies of the Fund’s most recent annual report and semi-annual report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing to the Fund at the address shown on the top of the first page of this Proxy Statement; by calling toll-free at (866) 437-0252; or through the Fund’s website at delawarefunds.com.

PROPOSAL 1: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND ABRDN INC.

Background

The Board has considered and approved an arrangement pursuant to which abrdn Inc., subject to various other conditions, would serve as the new investment adviser to the Fund. The Transaction was presented to the Board by representatives of DMC, who provided a detailed explanation of its reasons for seeking the Transaction and its views of the benefits to the Fund, among other things. As described in further detail below under the section titled “Board Consideration of the New Management Agreement”, the Board met with representatives of DMC and abrdn Inc. and reviewed requested information provided from both parties prior to approving the New Management Agreement and recommending that shareholders approve the New Management Agreement. The Transaction will only be completed if shareholders of the Fund: (i) approve Proposal 1, the New Management Agreement; and (ii) approve Proposal 2, the New Board.

If the necessary approvals are obtained, the New Management Agreement will be effective on or about the Closing. On the Closing, DMC will cease to serve as investment adviser to the Fund, and abrdn Inc. will commence serving as investment adviser to the Fund. If the Transaction is not completed for any reason, DMC will continue as the investment adviser to the Fund.

Benefits of the New Management Agreement

Potential benefits of the New Management Agreement to shareholders of the Fund include: (i) the opportunity to be part of a broad closed-end fund platform from a global and independent organization with a focus on continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular; and (ii) management by abrdn Inc.’s municipals team ; and (iii) lower operating expenses for at least two years from the date of transition of management to abrdn Inc. abrdn Inc. has municipal expertise which dates back to the 1980s and over $909 million of assets under management in municipal strategy as of October 19, 2022, as well as a complementary closed-end fund family into which the Fund can be transitioned. abrdn Inc.’s U.S. closed-end fund business has been developed primarily from targeted acquisition as opposed to development through initial public offering and secondary market fund raising. abrdn Inc., however, is resourced to support all areas of administration, marketing, operations, legal, company secretarial and risk management.

The Board was also informed that it is anticipated that the Transaction will not result in a material repositioning of the Fund’s portfolio.

Terms of the Asset Transfer

On December 22, 2022, DMC and abrdn Inc. entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to DMC’s business of providing investment management services to the Fund (the “Business”) if abrdn Inc. becomes the investment adviser of the Fund pursuant to the New Management Agreement upon receipt of the necessary approvals of the New Management Agreement, election of the New Board and satisfaction or waiver of certain other conditions. More specifically, under the Asset Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC and its affiliates in and to the accounts, books, files, working papers and other records or documents to the extent solely used or held for use in the Business; (ii) the right to include in abrdn Inc.’s and in the Fund’s performance information the investment performance of the Fund since the inception of the Fund; and (iii) all goodwill of the Business as a going concern. We refer to such facilitation, transfer and provision collectively as the “Asset Transfer.” Completion of the Asset Transfer is subject to shareholder approval of the Proposals. If shareholders approve the Proposals, the New Management Agreement is expected to become effective in the second quarter of 2023 and abrdn Inc. will then assume responsibility for management of the Fund’s investment portfolio.

As further discussed below, abrdn Inc. has agreed that, for a minimum of two years subsequent to the consummation of the Transaction, it will use commercially reasonable efforts to ensure that no “unfair burden,” as defined in Section 15(f) of the 1940 Act, is imposed on the Fund. In addition, abrdn Inc. has contractually agreed to limit the aggregate expenses attributable to the Fund’s Common Shares incurred by the Fund in any fiscal year, including but not limited to investment advisory fees (but excluding leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses) (“Fund Operating Expenses”), from exceeding the operating expense limitation. The operating expense limitation shall be an amount that is a percentage of the fiscal year to date average daily net assets of the Fund. The percentage will be determined immediately prior to the date that abrdn Inc. begins managing the Fund (the “Closing”) and will be equal to the annualized fiscal year to date expense ratio of the Fund as of the end of the month immediately preceding the Closing. The operating expense limitation shall be effective for two years from the Closing minus two basis points (0.02%). abrdn, Inc. may recoup any such reimbursement from the Fund within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable operating expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable operating expense limitation in effect at the time the expenses are being recouped by abrdn Inc.

The Fund does not currently have an expense limitation agreement in place.
Furthermore, during the three-year period after the closing of the Transaction, abrdn Inc. will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of either abrdn Inc. or DMC.

Information Concerning DMC

DMC currently serves as the Fund’s investment adviser. The address of DMC is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. DMC is a series of MIMBT. Together, DMC and the other subsidiaries of Macquarie Management Holdings, Inc. manage, as of September 30, 2022, approximately $508 billion in assets, including mutual funds, separate accounts and other investment vehicles.  The Fund pays DMC an annual investment management fee of 0.40% which is calculated based on the Fund’s adjusted average daily net assets.  The Fund paid aggregate amounts of $562,082, $380,546, and $387,623 in investment advisory fees under the investment management agreement between DMC and the Fund (the “DMC Management Agreement”) during the fiscal years ended March 31, 2022, 2021, and 2020, respectively.  As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended March 31, 2022, the Fund was charged $47,249 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Information Concerning abrdn Inc.

abrdn Inc. is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. is an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $469.2 billion in assets as of June 30, 2022.  The registered offices of abrdn plc are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG.  abrdn Inc., its parent company abrdn plc, and its affiliates are collectively referred to as “abrdn”.

Information Concerning the Proposed Portfolio Managers

Miguel Laranjeiro and Jonathan Mondillo are anticipated to serve as portfolio managers for the Fund. The Fund would be managed using a team-based approach, with Messrs. Laranjeiro and Mondillo being jointly and primarily responsible for the day-to-day management of the Fund. Biographical information for Messrs. Laranjeiro and Mondillo is below.

Miguel Laranjeiro, Investment Director
Miguel Laranjeiro is an Investment Director within the Municipals team at abrdn where he is responsible for asset allocation and investment management decisions for three municipal bond mutual funds that span investment grade ultra-short maturities to high yield credits. Miguel’s experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors, LLC where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, Alpine Ultra Short Municipal Income Fund (ATOIX) and Alpine High Yield Managed Duration Fund (AHYMX). Previously, Miguel worked for Thomson Reuters as an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors.

Jonathan Mondillo, Head of US Fixed Income
Jonathan Mondillo is Head of US Fixed Income at abrdn; previously, he was Head of Municipals at abrdn. He is responsible for overseeing three municipal bond mutual funds that span investment grade ultra-short maturities to high yield credits. Jonathan joined abrdn in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed, ATOIX and AHYMX, were acquired by abrdn. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.

Valuation Procedures

At the closing of the Transaction, the Fund’s assets will be valued pursuant to the valuation procedures for funds advised by abrdn Inc. as approved by the New Board. The valuation procedures for funds advised by abrdn Inc., on the one hand, and the Fund’s current valuation procedures, on the other hand, differ in one significant respect.

Currently, for purposes of determining the Fund’s net asset value (“NAV”), corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, after the Transaction, the Fund will value such securities at the bid price provided by third-party pricing vendors. If the Proposals approved by shareholders, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Transaction. For example, if the valuation procedures for funds advised by abrdn Inc. were used to value the Fund’s corporate, municipal and convertible fixed income holdings as of September 30, 2022, the NAV per Fund share is estimated to be reduced by approximately 0.19%.

Directors/Principal Officers of abrdn Inc.

The name, address and principal occupation of the principal executive officers and each director of abrdn Inc. are set out in the table below. No current officer or Trustee of the Fund is also an officer, employee or director of abrdn Inc. No Independent Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, abrdn Inc. or any of its affiliates. However, employees of abrdn Inc. or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for abrdn plc, which vest upon the occurrence of certain events.

Name and Principal Business Address*	Principal Occupation
Joseph Andolina	Director, Vice President and Chief Compliance Officer of abrdn Inc., and Chief Risk Officer – Americas at abrdn
Christopher Demetriou	Chief Executive Officer/President of abrdn Inc. and Chief Executive Officer – UK, EMEA & Americas at abrdn
Alan Goodson	Director and Vice President of abrdn Inc., and Executive Director, Product & Client Solutions – Americas at abrdn
Mickey Janvier	Director and Vice President of abrdn Inc., and Head of Distribution – North America at abrdn
Jennifer Nichols	Director and Vice President of abrdn Inc., and Co-Head of Legal and Head of Legal Americas at abrdn

Name and Principal Business Address*	Principal Occupation
James O’Connor	Director and Vice President of abrdn Inc., and Head of the Americas at abrdn
Marika Tooze	Director and Vice President of abrdn Inc., and Head of Human Resources – Americas at abrdn
Jaclyn Matsick	Treasurer of abrdn Inc., and Head of Finance – Americas at abrdn

* The address of the principal executive officers and each director is 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Information Concerning the Administrator

Delaware Investments Fund Services Company (“DIFSC”) currently serves as the Fund’s administrator. The address of DIFSC is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds by Macquarie® (“Delaware Funds”) at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (“Total Fee”). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis.  For the year ended March 31, 2022, the Fund was charged $8,622 for these services.

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Delaware Funds. Those services include performing functions related to calculating the Delaware Funds' NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Delaware Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Delaware Funds. Those services include overseeing the Delaware Funds' pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. For these services, the Delaware Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.  For the year ended March 31, 2022, the Fund was charged $58,941 for these services, which represented 0.061% of the average daily net assets.

If the Transaction is consummated, abrdn Inc. will serve as the Fund’s administrator (the “Administrator”) and expects to appoint State Street Bank and Trust Company (“State Street”) as the sub-administrator. For the administrative services to be provided by the Administrator, if the Transaction is completed, the Fund will pay the Administrator a fee, computed monthly and paid quarterly at an annual rate of 0.08% of the Fund’s average daily managed assets. The Administrator also serves as administrator to abrdn’s other U.S. registered closed-end funds and U.S. registered open-end funds. State Street will serve as sub-administrator of the Fund and will be paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

The services to be provided under the proposed administration agreement with abrdn Inc., with State Street serving as sub-administrator, are materially similar to the services currently provided under the administration agreement with DMC, with BNY Mellon providing additional financial administration and accounting services.

Information Concerning Affiliated Brokerage

The Fund did not pay any affiliated brokerage fees during the fiscal year ended March 31, 2022.

Board Approval and Recommendation

At a virtual meeting held on December 22, 2022, the Trustees present at the meeting, including all of the Independent Trustees who were present at the meeting voting separately, unanimously approved the New Management Agreement for the Fund and unanimously recommended that shareholders of the Fund approve the New Management Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Board Consideration of the New Management Agreement.”

Comparison of the DMC Investment Management Agreement and New Management Agreement

The form of the New Management Agreement for the Fund is attached as Exhibit A to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The continuation of the DMC Management Agreement was last considered and approved by the Board on August 9-11, 2022. The DMC Management Agreement, dated January 4, 2010, was last submitted for approval to a vote of the Fund’s shareholders on November 12, 2009.

It is proposed that abrdn Inc. provide investment advisory services to the Fund pursuant to the proposed New Management Agreement. The terms of the New Management Agreement are materially identical to those of the DMC Management Agreement. The name of the investment adviser and the dates of execution and effectiveness in the New Management Agreement are different from those in the DMC Management Agreement. The New Management Agreement has the same fee rate as the DMC Management Agreement but contains new clarifying language about the fee calculation being based on “Managed Assets.” abrdn Inc. would be paid a fee at an annual rate of 0.40% of the average daily “Managed Assets” of the Fund during the month. “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). The definition of “Managed Assets” is consistent with how the advisory fee is calculated under the DMC Management Agreement. If approved by shareholders, and if the Transaction is completed, the New Management Agreement would go into effect on or about the Closing, with an initial two-year term, and would be subject to annual approval thereafter in accordance with the 1940 Act.

Investment Advisory Services. The New Management Agreement requires abrdn Inc. to provide the same services to the Fund as DMC does under the DMC Management Agreement. The Fund’s New Management Agreement, in line with the DMC Management Agreement, generally provides that, subject to the direction and control of the Fund’s Board, abrdn Inc. shall (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund; (ii) effect the purchase and sale of those investments in furtherance of the Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding the Fund’s investments as abrdn Inc. deems appropriate or as the Board may reasonably request.  Subject to the primary objective of obtaining best execution, abrdn Inc. may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide statistical, factual, or financial information and services to the Fund, to abrdn Inc., or to other clients of abrdn Inc.  Notwithstanding the foregoing sentence and subject to such policies and procedures as may be adopted by the Board and officers of the Fund, the investment manager may cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the investment manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the investment manager’s overall responsibilities with respect to the Fund and to other investment companies (or series thereof) and other advisory accounts for which the investment manager exercises investment discretion.
Both the DMC Management Agreement and New Management Agreement for the Fund provide that (i) the services of the investment manager are not exclusive to the Fund, and the investment manager and its affiliates may render services to others and (ii) the investment manager may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of the investment manager, to perform investment advisory services for the Fund and may terminate a sub-adviser in its sole discretion at any time.

Payment of Expenses. The provisions contained in the Fund’s New Management Agreement addressing allocation of expenses is identical to those contained in that Fund’s DMC Management Agreement. Both Agreements provide that the Fund is responsible for its own expenses, including costs incurred in the maintenance of the Fund’s corporate existence; the maintenance of the Fund’s books, records and procedures; dealing with the Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and Board meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; and federal and state registration fees; and other costs and expenses approved by the Board. Both the DMC Management Agreement and New Management Agreement provide that Trustees, officers, and employees of the investment manager may be Directors and officers of the Fund, but trustees, officers, and employees of the investment manager who are trustees, officers and/ or employees of the Fund do not receive any compensation from the Fund for acting in a dual capacity.  The investment manager and the Fund may share common facilities, which may include legal and accounting personnel, with appropriate proration of expenses between the Fund and the investment manager.
Limitation on Liability. Under the DMC Management Agreement and New Management Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to the Fund, DMC and abrdn Inc., respectively, shall not be liable to the Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreement or for any losses arising from the purchase, holding or sale of any security, or otherwise.
Termination. The Fund’s New Management Agreement, like the DMC Management Agreement, generally provides that the Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days’ written notice to the investment manager of the Fund’s intention to do so, pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund.  The New Management Agreement, like the DMC Management Agreement, may also be terminated by the investment manager without the payment of any penalty on 60 days’ written notice. As required by the 1940 Act, the New Management Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).
Amendments. Both the DMC Management Agreement and the New Management Agreement provide that an Agreement may be amended without the approval of a majority of the outstanding voting securities of the Fund if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under the then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Fund and the investment manager.

BOARD CONSIDERATION OF THE NEW MANAGEMENT AGREEMENT

The Trustees who were present at the meeting, considered and discussed matters relating to the New Management Agreement at a meeting of the Board held on December 22, 2022 (the “Board meeting”). In advance of the Board meeting, abrdn and DMC provided detailed information to the Board about the New Management Agreement, including information with respect to abrdn, and responded to a number of questions and supplemental information requests from the Board. In addition, prior to the Board meeting, the Investment Committee met with representatives of abrdn (including the proposed lead portfolio manager) and DMC and representatives of the Nominating and Corporate Governance Committee met with the proposed new Independent Trustees.  The Board also considered information it had previously received and gained about abrdn at meetings held earlier in the year, including from management, legal and compliance representatives of abrdn, that it had received in connection with the approval of reorganization of three closed-end funds for which DMC serves as investment adviser into corresponding closed-end funds for which abrdn serves as investment adviser. The Independent Trustees of the Fund also met separately with their independent counsel to consider and discuss the New Management Agreement.

DMC recommended that the Board approve the New Management Agreement.

In considering and approving the New Management Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Board meeting, but also the knowledge gained over time through interaction with abrdn and DMC about various topics.

Nature, extent, and quality of services. The Trustees received and considered various information regarding the nature, extent, and quality of the advisory services to be provided to the Fund under the New Management Agreement by abrdn.  With respect to abrdn, the most recent investment adviser registration forms were provided to the Trustees, as were responses to detailed requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Trustees also had previously met with senior personnel across various departments of abrdn. The Trustees considered the information provided with respect to the proposed experienced municipals portfolio management team and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund. Further, the Trustees noted that abrdn has advised the Trustees that in transitioning the management of the Fund, abrdn would be focused on minimizing any disruption to the Fund and its shareholders and that it expects any repositioning of the Fund’s investment portfolio to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. The Trustees noted that abrdn has substantial experience in assimilating closed-end funds into its family of funds.

The Trustees considered that abrdn currently manages 13 U.S. closed-end funds and 25 non-U.S. closed-end funds, totaling $22 billion in assets as of October 26, 2022.  They also considered that abrdn Inc. has extensive experience in managing municipal securities and that while abrdn does not currently manage any municipal closed-end funds, abrdn does have substantial assets under management in markets directly relevant to the Fund (i.e., municipal bond mutual funds with over $908 million in assets as of November 17, 2022). The Trustees additionally considered abrdn’s commitment to its asset management business, in particular its larger closed-end fund platform, its knowledge of the closed-end fund marketplace, and dedicated closed-end fund Investor Services professionals. The Trustees also considered that, with respect to the other three closed-end funds advised by DMC, they had previously approved and recommended to shareholders of such funds to approve the reorganization into a corresponding closed-end fund managed by abrdn.  They further noted that each of these reorganizations had been approved by such shareholders.

The Trustees noted abrdn’s and DMC’s representation that, if abrdn were approved as the Fund’s investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including administrative, regulatory and compliance services. The Trustees further considered the key differences in the valuation policies of abrdn and DMC and its anticipated impact on the Fund’s net asset value.

Based on the foregoing and other relevant information reviewed, the Trustees concluded that, overall, they were satisfied with assurances from abrdn as to the expected nature, extent and quality of the services to be provided to the Fund under the New Management Agreement.

Investment performance. The Trustees considered that since abrdn does not manage any municipal bond closed-end funds, it reviewed the investment performance record of abrdn in managing municipal bond mutual funds, which unlike the Fund do not utilize leverage in their portfolios. The Trustees noted that over the near term, abrdn’s suite of municipal bond mutual funds have performed better than the Fund, but for the 10 year-term, these funds’ performance had been slightly lower.  The Trustees evaluated the performance for the one-, three- and five-year periods ended November 4, 2022 of the institutional class of these abrdn municipal bond mutual funds in comparison to their relevant benchmark indices. Based on materials provided by abrdn about the investment performance achieved for those funds, the Trustees noted that abrdn had performance results generally comparable to those attained by a relevant benchmark index.

Fees and Economies of Scale. The Trustees considered that the advisory fee rate would be the same under the New Management Agreement. The Trustees noted that while the Fund, as a closed-end fund, would not present the opportunity for economies of scale by itself, abrdn’s large platform presented opportunities for the Fund to receive the benefits of economies of scale through abrdn’s relationships with service providers and other operational efficiencies. Although there are no breakpoints proposed in the advisory fee rate, the Trustees also noted abrdn’s representation that it would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which abrdn may be able to achieve economies of scale for the Fund, but noted that there can be no assurances that economies of scale will be achieved by abrdn. Under the circumstances, the Board concluded that the proposed advisory fee is not excessive and that the advisory fee structure is appropriate.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation to be payable to abrdn under the New Management Agreement was reasonable.

Fall-Out Benefits and Other Factors. The Trustees also considered information regarding potential “fall-out” or ancillary benefits that would be received by abrdn and its affiliates  as a result of abrdn’s relationship with the Fund. These fall-out benefits include a reduction in administration fees payable by abrdn with respect to its unregistered U.S. funds because such fees are fixed fees payable to the service provider and by the Fund participating in the arrangements the fees are lower on a per-fund basis. The Board received and considered information regarding the extent to which abrdn and its affiliates might derive other ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Fund; the benefits from allocation of Fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Fund.  The Board received information from abrdn regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to be able to provide such services.

The Board concluded that, to the extent abrdn or its affiliates derive other benefits from its relationship with the Fund, those benefits are not so significant as to render abrdn’s fees excessive.

The Trustees also considered that DMC has a financial interest under the Asset Purchase Agreement in having the Board and shareholders approve the New Management Agreement.

Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by abrdn under the New Management Agreement and the expected profitability to abrdn from its proposed relationship with the Fund, the Trustees once again considered, among other things, that there would be no increase in advisory fee rate under the New Management Agreement. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how abrdn’s profitability actually would be affected by becoming the investment adviser to the Fund but that they had been satisfied, based on their review of the projected profitability of abrdn, that the profitability from its relationship with the Fund would not be excessive.

Conclusion. In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Trustees who were present at the meeting, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Trustees who were present at the meeting, including the Independent Trustees voting separately (which constituted more than majority), approved the New Management Agreement and recommended that shareholders vote FOR approval of the New Management Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied. DMC will receive compensation in connection with the Asset Transfer.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Trustees have not been advised by DMC or abrdn of any circumstances arising from the Asset Transfer that might result in the imposition of an “unfair burden” on the Fund as defined in Section 15(f) of the 1940 Act. Moreover, abrdn has committed that for two years after the consummation of the Asset Transfer, it will use commercially reasonable efforts to ensure that no unfair burden is imposed on the Fund. abrdn has also agreed that for a minimum of three years subsequent to the consummation of the Asset Transfer, it will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of either abrdn or DMC.

PROPOSAL 2: TO ELECT FOUR NEW TRUSTEES

Background

The Fund’s Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment management agreement and other principal contracts.

At its December 22, 2022 meeting, the current Board, in reviewing the Transaction and the New Management Agreement, noted that the Fund would likely undergo changes in its day-to-day operations, investment management, and administration, insofar as these functions will be performed by different organizations and personnel, were the Transaction to be completed. In this context,  a new slate of highly experienced and qualified Trustees was proposed for the Board’s consideration, to serve the Fund if the Transaction were to be completed. The current Board noted these factors as consistent with good governance and that the transition to the New Board was not likely to adversely affect the Fund. They also requested and received information about the Trustee nominees in advance of the meeting.

The Nominating and Corporate Governance Committee also specifically reviewed information about the new Trustee nominees and representatives met with the three Independent Trustee nominees. They considered their background, experience and their familiarity with the abrdn fund complex, their willingness to serve and the proposed structure of the Board. Upon the recommendation of the Nominating and Corporate Governance Committee, the Trustees who were present at the December 22, 2022 meeting, including all of the Independent Trustees, who were present at the meeting, considered and approved the new Trustee nominees and recommended that shareholders of the Fund elect the new Trustee nominees.

Shareholders are being asked to elect the new Trustee nominees. The nominees are: Stephen Bird, Nancy Yao Maasbach, C. William Maher and Todd Reit. Mr. Bird would be considered to be an “interested person” of the Fund after the Transaction as defined in the 1940 Act as a result of his role with abrdn.

If the New Management Agreement is approved by shareholders as described in Proposal 1, and the new slate of Trustees is elected by the shareholders, the current Board would resign from their positions immediately prior to the completion of the Transaction, and the nominees described in this Proposal 2 would, if elected, serve as Trustees of the Fund.

All of the new Trustee nominees are to serve as Trustees for the entire Fund. The following table shows how each of the nominees is elected:

Class(es) of Shares	Trustee nominees Entitled to be Elected by Class of Shares
Common Shares and Preferred Shares	Stephen Bird Todd Reit
Preferred Shares	Nancy Yao Maasbach C. William Maher

If elected, the New Trustees will serve until the next annual meeting of shareholders called for the purpose of electing Trustees and/or until their successors shall have been elected and duly qualified for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

Required Vote. The preferred shareholders of the Fund have the exclusive right to separately elect two Trustees (the “Preferred Share Trustees”), in addition to the right to vote for the remaining Trustees together with the holders of the Common Shares. The Preferred Share Trustee nominees are Nancy Yao Maasbach and C. William Maher. Provided that a quorum is present at the Special Meeting, the election of Stephen Bird and Todd Reit will require the affirmative vote of a plurality of all common shareholder and preferred shareholder votes entitled to be cast, and the election of Nancy Yao Maasbach and C. William Maher will require the affirmative vote of a plurality of all preferred shareholder votes entitled to be cast.

Election of Trustees
	Common Shares and Preferred Shares	Preferred Shares
Trustees	Stephen Bird Todd Reit	Nancy Yao Maasbach C. William Maher
Vote Requirement	Plurality of Common and Preferred Share votes cast	Plurality of Preferred Share votes cast

A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Trustee that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld will not impact the election of a Trustee.

For information on the New Trustee nominees, please see the “Information on the Nominees” section below in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NEW TRUSTEE NOMINEES

INFORMATION ON THE NOMINEES

Name, Address and Year of Birth	Expected Position(s) with the Fund*	Principal Occupation(s) during Past Five Years and Other Relevant Experience	Number of Portfolios in the Post-Transaction abrdn Fund Complex** Overseen	Other Directorships held by Nominee
Independent New Trustee Nominees

Todd Reit c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Chair of the Board; Trustee
Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

			2	None
Nancy Yao Maasbach c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Trustee	Ms. Maasbach is the President of the Museum of Chinese in America. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015. Director of the Asia Tigers Fund, Inc. from 2016 to 2018.	8	None
C. William Maher c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Trustee	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC since May 2018. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016. Prior to that Mr. Maher served as Chief Financial Officer of Santa Barbara Tax Products Group from 2010 to 2014.	2	None
Interested New Trustee Nominee

Stephen Bird*** c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1967	Trustee
Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.
		27	None

*If elected, the new Trustees will serve until the next annual meeting of shareholders called for the purpose of electing Trustees and/or until their successors shall have been elected and duly qualified for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

** As of the date of this Proxy Statement, the “abrdn Fund Complex” consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios).

*** Would be deemed to be an Interested Trustee of the Fund because of his position held with abrdn.

The following table shows the ownership of shares of each new Trustee nominee in the Fund and in all of the other funds in abrdn Family of Investment Companies as of October 31, 2022. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name of Trustee Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities[1] in All Registered Investment Companies Overseen by Trustee in the abrdn Family of Investment Companies[2]
Interested Trustee Nominee
Stephen Bird	None	Over $100,000
Independent Trustee Nominees
Nancy Yao Maasbach	None	$50,001-$100,000
C. William Maher	None	$50,001-$100,000
Todd Reit	None	$10,001-$50,000

1 The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
2 “abrdn Family of Investment Companies” means those registered investment companies that are advised by abrdn and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of October 31, 2022, none of the Independent new Trustee nominees owned any shares of abrdn Inc. or of any person directly or indirectly controlling, controlled by or under common control with abrdn Inc.

Board Leadership Structure and Functions

Board of Trustees.  If elected, and if the Transaction is completed, the New Board would be composed of four Trustees as compared to 12 members for the current Board. Three of the four Trustees would be independent. The new Trustee nominees believe that the proposed size of the New Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The New Board comprises Trustees with a variety of professional backgrounds. The New Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the New Board.  In addition to four regularly scheduled meetings per year, the New Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the New Board has established in other contexts, and expects (as further described below) to establish in connection with the Fund, several standing committees to assist the New Board in performing its oversight responsibilities, and each such committee would have a chairperson. The New Board may also designate working groups or ad hoc committees as it deems appropriate.

During the Fund’s fiscal year ended March 31, 2022, the current Board held six meetings. Each current Trustee attended at least 75% of the Board meetings described above and of the meetings of committees on which the Trustee served.  Trustees are encouraged to attend each annual meeting of shareholders either in person, virtually or by telephone if possible. All independent trustees who are currently trustees of the Fund were present at the annual meeting held on September 11, 2022.

Board Chair. The New Board expects to appoint Mr. Reit, an Independent Trustee, to serve in the role of Chair. The Chair’s primary role would be to participate in the preparation of the agenda for meetings of the New Board and the identification of information to be presented to the New Board with respect to matters to be acted upon by the New Board. The Chair would also preside at all meetings of the New Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chair would also be expected to perform such other functions as may be requested by the New Board from time to time.

The New Board also believes that having a super-majority of Independent Trustees would be appropriate and would be in the best interest of the Fund’s shareholders. Nevertheless, the New Board also believes that having an interested person serve on the New Board would likely bring corporate and financial viewpoints that generally are, in the New Board’s view, crucial elements in its decision-making process. It is anticipated that the leadership structure of the New Board may be changed at any time and in the discretion of the New Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Committees. If the New Board is approved, it is anticipated that the New Board will establish the following standing committees:

Audit Committee. The Audit Committee is expected to be composed entirely of Independent Trustees who also meet the standards of independence for audit committee members set forth in the listing standards of the New York Stock Exchange (“ NYSE”) and NYSE American; its members are expected to be Ms. Maasbach, Mr. Maher (Chair), and Mr. Reit. Mr. Maher is expected to be determined by the New Board to be an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee will make recommendations to the New Board concerning the selection of the Fund’s independent registered public accounting firm based on discussion and review of any necessary disclosures pertaining to the accounting firm’s independence, review with such independent registered public accounting firm the scope and results of the Fund’s annual audit and consider any comments that the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls.

The current Board’s Audit Committee consists of the following current Independent Trustees: Frances Sevilla-Sacasa (Chair), H. Jeffrey Dobbs, and Sandra A. J. Lawrence.  Each Audit Committee member also meets the standards of independence for audit committee members set forth in the listing standards of the NYSE and NYSE American.  The Board has adopted a formal written charter for the Audit Committee, a copy of which is available on the Fund’s website at delawarefunds.com. The current Board’s Audit Committee held six meetings and two telephonic meetings during the fiscal year ended March 31, 2022.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is expected to be composed entirely of Independent Trustees; its members are expected to be Ms. Maasbach, Mr. Maher, and Mr. Reit (Chair), all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American. The Nominating and Corporate Governance Committee will identify individuals qualified to serve as Independent Trustees on the New Board as well as on committees of the New Board and will advise the New Board with respect to New Board composition, procedures and committees. The Independent Trustees of the Fund will select and nominate any other nominee Independent Trustees for the Fund. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the New Board, the Nominating and Corporate Governance Committee will also review and consider nominations for the office of Trustee made by management and by Fund shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the chief executive officer of the Fund, as the Trustees deem appropriate.

The current Board’s Nominating and Corporate Governance Committee consists of: Ann D. Borowiec (Chair), John A. Fry, Joseph Harroz, and Thomas K. Whitford (ex officio), all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American. The Board has adopted a formal written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the Fund’s website at delawarefunds.com. The current Board’s Nominating and Corporate Governance Committee held four meetings and one telephonic meeting during the fiscal year ended March 31, 2022.  The Nominating and Corporate Governance Committee will consider shareholder recommendations for nomination to the Board in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations, in accordance with the Fund’s governing instruments, to the Secretary of the Fund at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

The Nominating and Corporate Governance Committee of the New Board may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee of the New Board also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates, as appropriate. The Nominating and Corporate Governance Committee of the New Board will consider potential trustee candidates, if any, recommended by Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

While the Nominating and Corporate Governance Committee of the New Board has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as it may determine appropriate in its judgment. The Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the New Board as a whole.

Other Current Committees of the Fund.  The Fund currently has a Committee of Independent Trustees that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee comprises all of the Fund’s current Independent Trustees. The Committee of Independent Trustees for held four meetings during the Fund’s last fiscal year ended March 31, 2022.
The Fund also currently has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Fund by the Fund’s investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment advisor regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Janet L. Yeomans (Chair); Jerome D. Abernathy; Sandra Lawrence, and Christianna Wood. The Investments Committee held five meetings during the fiscal year ended March 31, 2022.
The New Board does not currently anticipate continuing the Committee of Independent Trustees and Investments Committee but may establish additional committees as it deems necessary or convenient.

New Trustee Nominee Qualifications

Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Trustee if the Board finds that such associations have conflicts of interest with the long-term best interests of the Fund, impede the ability of the nominee to perform, or impede the free-flow of information from management.  Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the 1940 Act shall be disqualified from nomination and service as a Trustee.

Below is a brief summary of the qualifications of each new Trustee nominee as of the date of this Proxy Statement.

Stephen Bird. Mr. Bird joined the Board of abrdn plc (formerly, Standard Life Aberdeen plc) in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel. Mr. Bird serves as an interested Director/Trustee on a number of abrdn-advised funds, including abrdn’s U.S. closed-end funds.

Nancy Yao Maasbach. Ms. Maasbach has served as the President of the Museum of Chinese in America since 2015. Previously, she served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Maasbach launched the Asia coverage at the Center for Financial Research and Analysis (currently known as RiskMetrics), served as the inaugural director of policy research of Goldman Sachs' Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Maasbach is an independent director of the abrdn-managed India Fund and Asian Emerging Markets Fund. Ms. Maasbach is a board member of the National Committee on U.S.-China Relations, a member of the Council on Foreign Relations, and a lecturer on governance at Yale University.

Ms. Maasbach serves as a Director/Trustee on the following funds:
• abrdn Emerging Markets Equity Income Fund, Inc.

• abrdn Global Dynamic Dividend Fund
• abrdn Global Infrastructure Income Fund
• abrdn Global Premier Properties Fund
• abrdn Income Credit Strategies Fund
• abrdn Total Dynamic Dividend Fund
• The India Fund, Inc.

C. William Maher. Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.  Prior to that Mr. Maher served as Chief Financial Officer of Santa Barbara Tax Products Group from 2010 to 2014.

Mr. Maher serves as the Audit Chair and Director of abrdn Emerging Markets Equity Income Fund, Inc.

Todd Reit. Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

Mr. Reit serves as a Trustee of the abrdn Global Infrastructure Income Fund.

New Board Role in Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the New Board would oversee the management of the Fund’s risk management structure by abrdn Inc., the Fund’s officers and service providers to the Fund. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is expected to be subsumed within the other responsibilities of these parties. The New Board would consider risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the New Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. abrdn Inc., the Fund’s officers and other service providers, such as the Fund’s independent accountant, would be expected to prepare regular reports to the New Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees are also expected to receive special written reports or presentations on a variety of risk issues at the request of the New Board, a committee, the Chair or a senior officer.

In its annual review of the Fund’s investment management agreement, the New Board expects to review information provided by abrdn Inc. relating to its operational capabilities, financial conditions and resources. The New Board is also expected to discuss particular risks that are not addressed in its regular reports and processes.

Board Compensation

None of the new Trustee nominees have served as a Trustee of the Fund. Therefore, none of the new Trustee nominees have received any compensation from the Fund. Each new Trustee who takes office with the New Board, with the exception of Mr. Bird, will be paid by the Fund for his or her services as an Independent Trustee. If the new Trustee nominees are elected and take office, the New Board may establish a new compensation schedule for its Independent Trustees. The new compensation schedule for the new Trustee nominees may take into account their services provided to other funds in the abrdn Fund Complex, if any. The Fund will not pay any compensation to an Interested Trustee.
The following table sets forth the compensation received by each current Independent Trustee from the Fund and the total compensation received from Delaware Funds® by Macquarie (the “Delaware Fund

Complex”) as a whole during the twelve months ended March 31, 2022. Mr. Lytle is not compensated by the Fund for his service as an Interested Trustee.

Current Independent Trustee	Aggregate Compensation from the Fund	Total Compensation from the Investment Companies in the Delaware Fund Complex	Number of Funds in Delaware Fund Complex Overseen by Trustee as of March 31, 2022
Jerome D. Abernathy	$290	$385,750	146
Thomas L. Bennett (Chair until December 31, 2022)*	$404	$526,250	146
Ann D. Borowiec	$262	$338,750	146
Joseph W. Chow	$285	$383,750	146
H. Jeffrey Dobbs	$137	$95,250	146
John A. Fry	$281	$368,250	146
Joseph Harroz, Jr	$123	$85,250	146
Sandra A.J. Lawrence	$137	$95,250	146
Frances A. Sevilla-Sacasa	$270	$363,250	146
Thomas K. Whitford (Chair as of January 1, 2023)	$346	$415,250	146
Christianna Wood	$290	$385,750	146
Janet L. Yeomans	$290	$395,750	146
 * Mr. Bennett retired from the Board effective December 31, 2022.

Officers

Information relating to the current officers of the Fund is set forth in Exhibit D to this Proxy Statement. The Board elects the Fund’s officers, who are responsible for administering the Fund’s day-to-day operations. It is expected that if the Transaction is completed, a new slate of officers will be elected by the New Board. The Fund will not pay any compensation to the new officers. Information relating to the new slate of officers expected to be elected into office by the New Board is set forth in Exhibit E to this Proxy Statement. This information is subject to change. To the knowledge of the Fund’s management, as of November 30, 2022, the Trustees, new Trustee nominees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

The firm of PricewaterhouseCoopers LLP (“PwC”) was selected as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2023 on March 2, 2022.  PwC also acted as independent registered public accounting firm of the Fund for its most recently completed fiscal year. PwC is referred to herein as the “independent auditors.”

The Audit Committee must approve all audit and non-audit services provided to the Fund by its independent auditors, as well as non-audit services provided by their independent auditors to DMC and its affiliates that provide ongoing services to the Fund if such non-audit services relate to the operations or financial reporting of the Fund. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

The Fund’s Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the independent auditors. These policies and procedures require that: (i) any audit and non-audit services to be provided by the independent auditors to the Fund, and (ii) non-audit services relating directly to the operations or financial reporting of the Fund that are provided by the Fund’s independent auditors to DMC or to any entity controlling, controlled by or under common control with DMC that provides ongoing services to the Fund are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Fund, DMC and its affiliates up to certain specified fee limits.

As required by its charter, the Fund’s Audit Committee has reviewed and discussed with Fund management and representatives from PwC the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301: Communications with Audit Committees (formerly Auditing Standard No. 16). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with representatives of PwC the independent auditor’s independence. The Fund’s Audit Committee considered fees received by PwC from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence.

Based on the foregoing discussions with management and the independent auditors, the Fund’s Audit Committee unanimously recommended to the Fund’s Board that the aforementioned audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year.

As of the date of the Fund’s last annual report dated March 31, 2022, the members of the Fund’s Audit Committee are Frances Sevilla-Sacasa (Chair), Thomas K. Whitford (ex officio), H. Jeffrey Dobbs, John A. Fry, Sandra A. J. Lawrence, and Thomas L. Bennett (ex officio) and none of the members are considered to be “interested persons” under the 1940 Act.

The Fund’s Board has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee’s charter is available at delawarefunds.com.

Representatives of PwC are expected to attend the Special Meeting. The PwC representatives will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees. The Fund and “Covered Entities” (the investment advisor, excluding sub-advisors unaffiliated with the investment advisor, and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Fund) were billed the amounts listed below by the independent auditors during the Fund’s last two fiscal years. None of the fees in the table below were approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Entity	Fiscal Year End	Audit Fees	Non-Audit Fees
			Audit Related Fees	Tax Fees(1)	All Other(2)
Fund	3/31/22	$34,596	$–	$3,150	$–
	3/31/21	$38,440	$–	$3,500	$–

Covered Entities	3/31/22	$1,976,650	$–	$–	$276,001
	3/31/21	$670,000	$–	$–	$248,282

(1) Includes fees billed to the Fund for the review of income tax returns and annual excise distribution calculations.
(2) Includes fees billed for Service Organization Control Reports (SOC 1 reports) issued for Covered Entities for the Fund.

Aggregate non-audit fees to the Fund, the investment advisor and service provider affiliates. The aggregate non-audit fees billed by PwC for services rendered to the Fund, Covered Entities and other entities under common control with the investment advisor were $10,811,000 and $9,044,000 for their last two fiscal years, respectively.

In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the investment advisor and other service providers under common control with the investment advisor that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s shares to file reports of ownership with the SEC.

Based solely upon the Fund’s review reports filed with the SEC, to the knowledge of the Fund, for the fiscal year ended March 31, 2022, such forms were filed on a timely basis.

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the full Board may address correspondence to Board Chair for the Fund, c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Shareholders may also send correspondence to any individual Trustee c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, PA 1910-2354.

Without opening any such correspondence, Fund management will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

The Fund’s Current Investment Adviser. DMC, a series of MIMBT (formerly, Delaware Management Business Trust), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 serves as investment advisor to the Fund.

The Fund’s Current Administrator. DIFSC, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, an affiliate of DMC, performs administrative and fund accounting oversight services for the Fund.

The Fund’s Current Auditor. PwC serves as the Fund’s auditor. PwC’s principal address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Proxy Solicitation. Your vote is being solicited by the Trustees of the Fund. DMC and abrdn Inc. will pay the specific costs associated with the proxy solicitation.

The Fund has contracted with AST to coordinate the mailing of proxy materials and host the virtual Special Meeting platform. The anticipated costs of retaining AST are set forth below and include reimbursement of reasonable out-of-pocket expenses. AST anticipates that approximately 15-20 of its employees or other persons will be involved in coordinating the mailing of proxy materials to shareholders of the Fund.

Proxies may be solicited by the Fund and its Trustees and executive officers, and/or regular employees and officers of the Fund’s investment advisor, administrator, or any of its affiliates, none of whom will receive any additional compensation for these solicitations.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent by DMC and abrdn Inc. in connection with the Proposals (excluding the salaries and fees of officers and employees) will be approximately $475,000. These estimates include fees for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the election of Trustees, but exclude costs normally expended for the election of Trustees in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Householding. Unless you have instructed the Fund not to, only one copy of this proxy solicitation will be mailed to multiple shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o Macquarie Asset Management Public Investments, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free (866) 437-0252. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o Macquarie Asset Management Public Investments, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free (866) 437-0252.

Standstill Agreement. On July 22, 2022, the Fund entered into a standstill agreement (the “Standstill Agreement”) with Saba Capital Management, L.P. (“Saba”) and DMC, pursuant to which the Fund agreed to commence on November 14, 2022 a cash tender offer to purchase up to 50% of its outstanding Common Shares at a price per share equal to 99% of the Fund’s NAV per share (the “Tender Offer”). The tender offer ends on December 31, 2022. Saba tendered all of its Common Shares of the Fund in the Tender Offer.

The Standstill Agreement also provides for customary standstill provisions, including, but not limited to, that Saba will not: effect, seek, offer, engage in, propose, cause, participate in or assist in any solicitation of proxies; knowingly encourage or advise any other person or assist or act to assist any person in so encouraging or advising any person with respect to the giving or withholding of any proxy, consent or other authority to vote; form, join or participate in a “group” with respect to the Fund; deposit any securities of the Fund in a voting trust or enter in to any voting arrangement with respect to securities of the Fund; seek or encourage, alone or in concert with others, election to the Fund’s Board or nominate a candidate to the Fund’s Board; make a request for a shareholder list or other Fund books and records; make any proposal or take any action with respect to any proposal for consideration by shareholders; seek to control or influence the management, Board or policies of the Fund; institute, solicit, assist or join any litigation, arbitration or other proceeding against or involving the Fund, subject to certain limitations; or make any public statements or proposal with respect to any material change in the Fund’s management, business or corporate structure, or any change to the Agreement and Declaration of Trust or Bylaws of the Fund. Saba and the Fund also agreed to certain mutual non-disparagement provisions. These customary provisions are in effect during the period from the date of the Agreement through the date that is the earlier of (a) the day following the Fund’s 2024 annual meeting of shareholders; (b) such date that the Fund determines not to conduct the Tender Offer; and (c) the date that is 60 days prior to the last date that a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act or trustee nomination is permitted to be submitted to the Fund for the 2025 annual meeting of shareholders.

Shareholder Proposals. For the Fund’s annual meeting of shareholders in 2023, shareholder proposals and Board nominations must be received no earlier than March 13, 2023 and no later than April 12, 2023. In addition, shareholder proposals to be included in the Fund’s Proxy Statement for that meeting must be received no later than April 12, 2023. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office listed in the “Householding” section above in this Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and the Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Fund not receive notice of such matter prior to June 26, 2023.

Fund Reports. The Fund’s most recent annual report and semi-annual report were previously transmitted to shareholders. Copies of these reports are available upon request, without charge, by writing the Fund c/o Macquarie Asset Management Public Investments, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or by calling toll-free (866) 437-0252; or through the Fund’s website at delawarefunds.com.

Quorum; Adjournment
In general, the presence in the Special Meeting, or by proxy, of a majority of the Fund’s outstanding common shareholder and preferred shareholder votes entitled to cast shall constitute a quorum. For purposes of electing the two Preferred Share Trustees for the Fund, the presence in the Special Meeting either virtually or by proxy of holders of 33 ⅓% of the outstanding Preferred Shares entitled to vote at the Special Meeting shall constitute a quorum of the Preferred Share class of the Fund. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding a proposal, management may propose an adjournment or adjournments of the Special Meeting for the Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Special Meeting in the virtual Special Meeting or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

Vote Required
Shareholders of the Fund are being asked to approve the Proposals. Approval of Proposal 1 by the Fund will require the affirmative vote of a “majority of the outstanding voting securities”, which includes Common Shares and Preferred Shares, of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. The common shareholders and preferred shareholders will vote together as a single class on Proposal 1.

Shareholders of the Fund are also being asked to approve Proposal 2. The election of Stephen Bird and Todd Reit will require the affirmative vote of a plurality of the Common Shares and Preferred Shares entitled to vote present or represented by proxy. The election of Nancy Yao Maasbach and C. William Maher will require the affirmative vote of a plurality of the Preferred Shares entitled to vote present or represented by proxy.

If Proposal 1 is not approved by shareholders, none of the nominees in Proposal 2 will serve as Trustees to the Fund, even if elected by shareholders. In such an event, the current Board would continue to serve.
The Transaction described in this Proxy Statement is contingent upon Proposals 1 and 2 being approved by shareholders of the Fund. If either of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed.

EXHIBIT A

FORM OF INVESTMENT MANAGEMENT AGREEMENT
AGREEMENT, made by and between ABRDN NATIONAL MUNICIPAL INCOME FUND, a Massachusetts Business Trust (the “Company”), and ABRDN INC., a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the “Investment Manager” and, collectively with its affiliates, “abrdn”).
W I T N E S S E T H:
WHEREAS, the Company has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);
WHEREAS, the Company engages in the business of investing and reinvesting its assets in securities;
WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and
WHEREAS, the Company and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to the Company.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:
1. The Company hereby employs the Investment Manager to manage the investment and reinvestment of the Company’s assets and to administer the Company’s affairs, subject to the direction of the Company’s Board of Trustees and officers for the period and on the terms hereinafter set forth.  The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided.  The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Company in any way, or in any way be deemed an agent of the Company.  The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Company and shall effect the purchase and sale of such investments in furtherance of the Company’s investment objectives and policies and shall furnish the Board of Trustees of the Company with such information and reports regarding the Company’s investments as the Investment Manager deems appropriate or as the Trustees of the Company may reasonably request.  Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to the Company’s investment securities.
2. The Company shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and Trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Trustees.  Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the abrdn family of funds (including the Company).  Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Company and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.
3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Company, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Company or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services.  Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.
(b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Company, the Investment Manager may cause the Company to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Company and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.
4. As compensation for the investment services to be rendered to the Company by the Investment Manager under the provisions of this Agreement, the Company shall pay monthly to the Investment Manager exclusively from the Company’s assets, a fee at an annual rate of 0.40% of the average daily “Managed Assets” of the Company during the month.   “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).
If this Agreement is terminated prior to the end of any calendar month, the management fee for the Company shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.
5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for the Company for which it is responsible under this Agreement.  The Investment Manager will compensate any Sub-Adviser for its services to the Company.  The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Company’s shareholders, if any is required, is obtained.  The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.
6. The services to be rendered by the Investment Manager to the Company under the provisions of this Agreement are not to be deemed to be exclusive.  The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Company or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the investment adviser to the Company, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “abrdn,” or “abrdn Inc.” in their names and in the names of any series or class of shares of such funds.
8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Company, the Investment Manager shall not be subject to liability to the Company or to any shareholder of the Company for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.
9.             (a) This Agreement shall be executed and become effective as of the date written below, only if approved by the vote of a majority of the outstanding voting securities of the Company.  It shall continue in effect for an initial period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Company and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Company who are not parties hereto or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
(b) This Agreement (and Exhibit A hereto) may be amended without the approval of majority of the outstanding voting securities of the Company if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under the then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Company and the Investment Manager.
(c) This Agreement may be terminated by the Company at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Company’s intention to do so, pursuant to action by the Board of Trustees of the Company or pursuant to the vote of a majority of the outstanding voting securities of the Company.  The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Company of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Company to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.
10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.
11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act; and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the [  ] day of [  ], 2023.
ABRDN NATIONAL MUNICIPAL INCOME FUND

By
Name
Title

ABRDN INC.

By
Name
Title

EXHIBIT B

OUTSTANDING SHARES AS OF RECORD DATE (December 22, 2022)

Delaware Investments National Municipal Income Fund
Common Shares	12,278,003.154555
Preferred Shares	990
B-1

EXHIBIT C

SHAREHOLDERS OWNING 5% OR MORE OF THE FUND

According to disclosure publicly filed with the SEC, as of December 16, 2022, no accounts held of record 5% or more of the outstanding shares of the Fund. Management does not have knowledge of beneficial owners.

C-1

EXHIBIT D

CURRENT EXECUTIVE OFFICERS OF THE FUND

The Board and the senior management of the Fund appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Fund, and principal occupations during the past five years. Each executive officer is also an officer of DMC, the investment advisor of the Fund, and considered to be an “interested person” of the Fund under the 1940 Act.  In addition, Mr. Connor serves as Senior Vice President, General Counsel and Secretary, and Mr. Geatens serves as Senior Vice President, Treasurer and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the Fund. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment advisor as the Fund.  No officer receives compensation from the Fund.

Name, Address, and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Asset Management.
Daniel V. Geatens 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President since December 2020; Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.
Shawn K. Lytle 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1970	President and Chief Executive Officer (Principal Executive Officer) and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Macquarie Asset Management (2015-Present)—Global Head of Public Investments (2019-Present); Head of Americas of Macquarie Group (2017-Present)
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Asset Management.

D-1

EXHIBIT E

PROPOSED OFFICERS OF THE FUND

Certain biographical and other information relating to the new slate of officers expected to be elected into office by the New Board is set forth below:

Name, Address, and Year of Birth	Expected Position(s) to be Held with the Fund	Principal Occupation(s) during the past five years and other relevant experience
Joseph Andolina c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President – Compliance
Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.’s Legal Department, where he served as US Counsel since 2012.

Lucia Sitar c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1971	Vice President
Currently, Vice President and Head of Product Management and Governance – Americas for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

Christian Pittard c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	President	Currently, Director – Corporate Finance & Head of Listed Funds at abrdn since 2010. Mr. Pittard joined abrdn from KPMG in 1999.
Sharon Ferrari c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Currently, Senior Product Manager-US for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Alan Goodson c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President
Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management, Governance and Development for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Heather Hasson c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.
Robert Hepp c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Currently, Senior Product Governance Manager, Product Governance US at abrdn Inc. Mr. Hepp joined abrdn Inc. in 2016.
E-1

Name, Address, and Year of Birth	Expected Position(s) to be Held with the Fund	Principal Occupation(s) during the past five years and other relevant experience
Megan Kennedy c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Currently, Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Michael Marisco c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Currently, Senior Product Manager for abrdn Inc. Mr. Marsico joined abrdn Inc. in 2014.
Brian Kordeck c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Currently, Senior Product Manager for abrdn Inc. Mr. Kordeck joined abrdn Inc. in 2013.
Andrew Kim c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Currently, Senior Product Governance Manager, Product Governance US for abrdn. Mr. Kim joined abrdn Inc. in 2013.
Chris Demetriou c/o abrdn Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Currently, Chief Executive Officer – UK, EMEA and Americas. Mr. Demetriou joined abrdn Inc. in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Katherine Corey c/o abrdn Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Currently, Senior Legal Counsel – Product Governance for abrdn. Ms. Corey joined abrdn Inc. in 2013.

E-2

MACQUARIE

COMMON PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:

Voter ID: 123456789 Security ID: 123456789

Shares to Vote: ** confidential Household ID: 000000

"please call the phone number below for more information

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER: 123456789101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative

(877) 297-1744 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

Delaware Investments® National Municipal Income Fund
(the "Fund")

The undersigned, revoking all Proxies heretofore given, hereby appoints Emilia P. Wang, Michael E. Dresnin, Kathryn R. Williams and Catherine DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of the above-mentioned Fund to be held online via live webcast, on March 8, 2023 at 4:00PM, ET and at any and all postponements or adjournments thereof (the "Meeting"), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 297-1744. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at delawarefunds.com/cef-proxy.

Delaware Investments National Municipal Income Fund

COMMON PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (and title if applicable) Date

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED "FOR" THE PROPOSALS.

This proxy is solicited on behalf of the Board of Trustees.

The Board of Trustees recommends you vote FOR the following:

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. To approve a new investment management agreement between the Fund and abrdn Inc.	O	O	O
	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT:
2. To elect the following two (2) Trustees for the Fund, each to take office only if Proposal 1 is approved by shareholders of the Fund and only after the resignation of the current Trustees:	O	O	O

1) Stephen Bird
2) Todd Reit

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

MACQUARIE

PREFERRED PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:

Voter ID: 123456789 Security ID: 123456789

Shares to Vote: ** confidential Household ID: 000000

"please call the phone number below for more information

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER: 123456789101

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative

(877) 297-1744 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

Delaware Investments® National Municipal Income Fund
(the "Fund")

The undersigned, revoking all Proxies heretofore given, hereby appoints Emilia P. Wang, Michael E. Dresnin, Kathryn R. Williams and Catherine DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of the above-mentioned Fund to be held online via live webcast, on March 8, 2023 at 4:00PM, ET and at any and all postponements or adjournments thereof (the "Meeting"), wth all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 297-1744. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at delawarefunds.com/cef-proxy.

Delaware Investments National Municipal Income Fund

PREFERRED PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (and title if applicable) Date

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED "FOR" THE PROPOSALS.

This proxy is solicited on behalf of the Board of Trustees.

The Board of Trustees recommends you vote FOR the following:

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve a new investment management agreement between the Fund and abrdn Inc.	O	O	O
	FOR ALL	**WITHHOLD ALL**	**FOR ALL EXCEPT:**
2. To elect the following four (4) Trustees for the Fund, each to take office only if Proposal 1 is approved by shareholders of the Fund and only after the resignation of the current Trustees:	O	O	O

1) Stephen Bird
2) Nancy Yao Maasbach
3) C. William Maher
4) Todd Reit

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING